UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 5, 2009 (January 30, 2009)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Background

On January 30, 2009, Novacea, Inc. (“Novacea”) completed its business combination with Transcept Pharmaceuticals, Inc. (“TPI”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization among Novacea, Pivot Acquisition, Inc., a wholly owned subsidiary of Novacea, and TPI, dated as of August 29, 2008 (the “Agreement”), as amended on December 23, 2008 by the Amendment to Agreement and Plan of Merger and Reorganization (the “Amendment,” along with the Agreement, collectively, the “Merger Agreement”), pursuant to which TPI became a wholly owned subsidiary of Novacea (the “Merger”). Also on January 30, 2009, in connection with the Merger, Novacea effected a 1-for-5 reverse stock split of its common stock, the name of Novacea was changed to “Transcept Pharmaceuticals, Inc.”, and the name of TPI became Pivot Acquisition, Inc. Following the closing of the Merger, the business conducted by Transcept became primarily the business conducted by TPI immediately prior to the Merger. The Merger, reverse stock split and the name change of Novacea were approved by the stockholders of Novacea at a special meeting of Novacea stockholders held on January 27, 2009. In the discussion set forth in this Current Report on Form 8-K, “Transcept” refers to the public company, formerly known as Novacea and now known as Transcept Pharmaceuticals, Inc., and “TPI” refers to the subsidiary of Transcept resulting from the Merger, formerly known as Transcept Pharmaceuticals, Inc. and now known as Pivot Acquisition, Inc.

Under the terms of the Merger Agreement, Novacea issued shares of common stock to the TPI stockholders at the rate of 0.14134 shares of common stock, on a post 1-for-5 reverse split basis, for each share of TPI common stock outstanding. Transcept also assumed all of the stock options and stock warrants of TPI outstanding as of January 30, 2009, with each share of common stock of TPI underlying such options and warrants being converted to 0.14134 shares of Transcept common stock. After consummation of the Merger the former TPI stockholders, option holders and warrant holders owned approximately 61.24% of the Transcept common stock on a fully-diluted basis and the stockholders, option holders and warrant holders of Novacea prior to the Merger owned, as of the closing, approximately 38.76% of the Transcept common stock on a fully-diluted basis. Following the completion of the Merger and the reverse stock split, Transcept has approximately 13.1 million shares of common stock outstanding.

The issuance of the shares of Transcept common stock to the former stockholders of TPI was registered with the Securities and Exchange Commission on a Registration Statement on Form S-4 (Reg. No. 333-153844) (the “Registration Statement”). Please see the information set forth in the section of the Registration Statement entitled “Interests of Novacea Directors and Executive Officers in the Merger” and “Interests of Transcept Directors and Executive Officers in the Merger” for a description of the relationships, other than in respect of the Merger, between and among Novacea, TPI and their respective officers and directors.

Novacea securities listed on the NASDAQ Global Market, trading under the ticker symbol “NOVC,” were suspended for trading as of the close of business on Friday, January 30, 2009 and trading of Transcept securities on the NASDAQ Global Market under the ticker symbol “TSPT” commenced on Monday, February 2, 2009.

The foregoing description of the terms and conditions of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Amendment attached hereto as Exhibits 2.1 and 2.2 which are incorporated by reference herein.

Manufacturing and Supply Agreements

The below description of the terms and conditions of the manufacturing and supply agreements of Transcept set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of such documents attached hereto as Exhibits 10.7 through 10.18 which are incorporated by reference herein.

Manufacturing Services Agreement with Patheon

In October 2006, TPI entered into the Manufacturing Services Agreement with Patheon, Inc. (“Patheon”). Under the agreement, Transcept is required to obtain lozenges of the Transcept lead product candidate, Intermezzo®, from Patheon, provided that Transcept retains the ability to qualify a secondary supplier for a portion of its supply requirements from that secondary supplier. The initial term of the Manufacturing Services Agreement expires in December 2014, but is automatically renewed for three year periods, subject to 24 month prior notice of an election not to renew. The agreement is terminable prior to the end of term by either party for breach or insolvency of the other party, and by Transcept on 30 days’ notice in the event of regulatory prevention from, or six month notice for a determination by Transcept to cease, commercialization of Intermezzo®, or upon 24 months’ prior notice for any business reason.

Supply Agreement with Plantex

In March 2006, TPI entered into the Supply Agreement with Plantex USA, Inc. (“Plantex”). Under the agreement, Transcept is required to obtain specially manufactured zolpidem tartrate from Plantex, provided that Transcept retains the ability to qualify a secondary supplier for a portion of its supply requirements from that secondary supplier. The initial term of the Supply Agreement expires on the earlier to occur of five years from the launch of Intermezzo® or ten years from the date of the agreement. The agreement is terminable prior to the end of the term by either party for breach or insolvency of the other party, and is terminable by Plantex upon 24 months’ prior notice if Plantex discontinues production of a special form of zolpidem tartrate.

Agreements with SPI

In June 2006 and in July 2007, TPI entered into a Supply and License Agreement and a Supply Agreement, respectively, with SPI Phama, Inc. (“SPI”), each for the manufacture of certain excipients used in the manufacture of Intermezzo®. Under the Supply Agreement, Transcept is required to obtain the excipient, referred to as buffered soda, that is covered by such agreement from SPI, provided that Transcept retains the ability to qualify a secondary supplier for a portion of its supply requirements from that secondary supplier. Transcept has one pending U.S. patent application and one pending international patent application, both of which are co-owned with SPI pursuant to the Supply Agreement, covering the compositions containing buffered soda and their method of use, referred to as Bimucoral® technology. Under the Supply Agreement, Transcept has a royalty-free, fully paid-up exclusive license with respect to these patent applications, with a right to grant sublicenses, for products incorporating both buffered soda and zolpidem. This license survives the termination of the Supply Agreement.

The term of the Supply and License Agreement initially was set to expire five years from the date of such agreement, but was amended in March 2008 to extend the term to ten years from the original date of the agreement. This agreement is terminable prior to the end of the term by either party for breach or insolvency of the other party.

The initial term of the Supply Agreement expires on the earlier to occur of the 10th anniversary of commercial sale of Intermezzo® or the 13th anniversary of the date of the agreement. This agreement is terminable prior to the end of the term by either party for breach or insolvency of the other party, and is terminable by SPI on 90 days’ notice if minimum purchase requirements are not met after 2010, or upon 12 months’ notice with such termination not being effective until the third anniversary of certain qualifications of an alternate supplier.

Packaging and Supply Agreement with Anderson

In September 2006, TPI entered into a Packaging and Supply Agreement with Anderson Packaging, Inc. The initial term of the Packaging and Supply Agreement expires on the fifth anniversary of the execution of the agreement, and thereafter automatically renews for one year periods unless one year prior notice is given by either party of an intent not to renew. This agreement is terminable prior to the end of the term by either party for breach or insolvency of the other party.

Packaging and Supply Agreement with Sharp

In June 2008, TPI entered into a Packaging and Supply Agreement with Sharp Corporation (“Sharp”). The initial term of the Packaging and Supply Agreement expires on the fifth anniversary of the approval by the U.S. Food and Drug Administration (“FDA”) of the new drug application (“NDA”) for Intermezzo®, and is renewable for three year terms upon mutual agreement of TPI and Sharp prior to 180 days before the end of the then current term. This agreement is terminable prior to the end of the term by either party for breach or insolvency of the other party.

Agreements with Mikart

In January 2008, TPI entered into a Supply and Sublicense Agreement with Mikart, Inc. (“Mikart”). Pursuant to the terms of the Supply and Sublicense Agreement, TPI granted to Mikart a non-exlusive sublicense in accordance with the terms of the Supply Agreement between TPI and SPI described above to allow Mikart to act as a back-up supplier of buffered soda. Such agreement requires Transcept to purchase at least two batches of buffered soda (a total of approximately 420 kilograms) from Mikart within 24 months following the initial commercial sale of Intermezzo®, with the first such batch required to be purchased within 12 months of such date. The term of the Supply and Sublicense Agreement expires on the earlier to occur of the 10th anniversary of the first commercial sale of Intermezzo® or the 13th anniversary of the date of the agreement. This agreement may be terminated prior to the end of the term by either party for breach by the other party, or by Transcept if certain preparation activities are not completed within a year of the date of the agreement. In addition, Transcept can terminate the agreement upon 45 days’ prior notice to Mikart, and payment to Mikart of a termination fee, at any time after the second anniversary of the first commercial sale of Intermezzo®.

In August 2008, TPI entered into a Manufacturing and Supply Agreement with Mikart for back-up supply of manufactured Intermezzo® lozenges. Within the first 12 months after the FDA qualifies and approves Mikart as a supplier of Intermezzo® lozenges, such agreement requires Transcept to purchase at least three batches of lozenges from Mikart, with any individual batch either containing 1.75 mg of zolpidem (in which case a batch means 500,000 lozenges) or 3.5 mg of zolpidem (in which case a batch means 1,500,000 lozenges). Mikart and Transcept may also mutually agree on an alternate number of Intermezzo® lozenges constituting a batch for purposes of such agreement. The term of the Manufacturing and Supply Agreement expires on the 10th anniversary of FDA qualification and approval of Mikart as a supplier of Intermezzo® lozenges, but is automatically renewed for three year periods, subject to 18-month prior notice of an election not to renew. This agreement may be terminated prior to the end of the term by either party for breach by the other party, or by Transcept if the FDA does not qualify Mikart as a supplier of Intermezzo® lozenges.

Loan and Security Agreement with Hercules

In February 2006, TPI entered into a Loan and Security Agreement (the “LSA”) with Hercules Technology Growth Capital (“Hercules”). Under the terms of the LSA, TPI was initially entitled to draw up to $4.0 million. This amount was raised to $10.0 million upon reaching certain development milestones, which were achieved in October 2006. Under the terms of the LSA, loans are secured by a perfected first priority security interest in all TPI tangible and intangible assets owned or subsequently acquired, except for intellectual property. In connection with the Merger, Transcept repaid all principal and interest outstanding under the LSA, totaling $2,763,437.45, on February 3, 2009.

In addition, in connection with the LSA, TPI issued warrants to Hercules in May and December 2006 to purchase an aggregate of 434,783 shares of Series C convertible preferred stock at an exercise price of $1.15 per share. Pursuant to the terms of these warrants, at the effective time of the Merger, the successor entity assumed the obligations under the warrants and the warrants are exercisable for the same securities, cash and property as would be payable for the shares issuable upon the exercise of the warrants as if such shares were outstanding on the record date for the Merger, and the number of shares underlying the warrants and their exercise price have been proportionally adjusted accordingly.

The foregoing description of the terms and conditions of the LSA and warrants set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of such documents and the related promissory notes attached hereto as Exhibits 4.3, 10.3 and 10.4 which are incorporated by reference herein.

Assumed Options Pursuant to the Assumed Transcept 2002 Stock Option Plan

At the time of the Merger, Transcept assumed the outstanding stock options of TPI (the “Assumed Options”) granted under the Transcept 2002 Stock Option Plan, as amended (“2002 Plan”).

Such Assumed Options are subject to the terms of the 2002 Plan and, in each case, are also subject to the terms and conditions of an incentive stock option agreement or non-qualified stock option agreement as the case may be, issued under the 2002 Plan.

The 2002 Plan and the forms of agreements under the 2002 Plan, including the forms governing the Assumed Options, are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Lease Agreement

TPI entered into a lease agreement with Point Richmond R&D Associates (“PRA”) dated as of February 22, 2006 for the premises located at Point Richmond Tech Center, 1003 West Cutting Boulevard, Richmond, California (the “Lease”). The Lease is for a term of seven years at an initial monthly rate of $16,154.60 for the first twelve months, which increases for each successive twelve month period until the end of the term, at which point the monthly lease rate is $19,270.13.

In June 2007, TPI and PRA entered into the First Amendment to Lease, which amends the Lease to expand the amount of space leased by TPI at the same address as the Lease (the “Lease Amendment”). The lease of the additional space commenced in September 2007. The additional monthly expense associated with the additional leased space is $6,000 per month for the first 12 months from the commencement date and increases for each successive twelve month period until the end of the term, which is the same as the term-end for the Lease, at which point the monthly lease rate for the additional space is $6,955.64.

The foregoing description of the terms and conditions of the Lease and Lease Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of such documents attached hereto as Exhibits 10.5 and 10.6 which are incorporated by reference herein.

Employment Offer Letters of Terrence O. Moore and Susan L. Koppy

In April and June 2008, TPI entered into employment offer letters with Terrence O. Moore and Susan L. Koppy which require Transcept to make payments if Mr. Moore’s or Ms. Koppy’s employment with Transcept is terminated in certain circumstances.

The employment offer letters for Mr. Moore and Ms. Koppy provide that in the event Transcept is acquired in a transaction in which the stockholders of Transcept receive cash or publicly traded securities and such individual’s employment is involuntarily terminated by Transcept without Cause, as defined below, within 12 months after the date of the closing of such acquisition, all unvested shares subject to stock options awarded in connection with the hiring of such individual shall immediately become fully vested. In the case of Mr. Moore’s employment offer letter, in such event Mr. Moore will also be entitled to receive as severance an amount equal to three months of his base salary, or approximately $68,750.

Pursuant to the employment offer letter for Mr. Moore, “Cause” is defined as:

•

willful failure to substantially perform duties as assigned after receipt of a written warning from the board of directors and failing to cure same within a reasonable time (not to exceed thirty (30) days after receiving written notice thereof);

•	a willful act of fraud or dishonesty which is materially injurious to Transcept;

•	a willful breach of a material provision of Mr. Moore’s offer letter or employment agreement;

•	a material violation of a federal or state law or regulation applicable to the business of Transcept which has a material adverse impact on Transcept; or

•	conviction of, or a plea of “no contest” to, a felony.

Pursuant to the employment offer letter for Ms. Koppy, “Cause” is defined as:

•	failure to substantially perform the duties assigned to her;

•	a material act of fraud or dishonesty which is injurious to Transcept;

•	a breach of a material provision of Ms. Koppy’s offer letter or employment agreement;

•	a violation of a federal or state law or regulation applicable to the business of Transcept; or

•	conviction of, or a plea of “no contest” to, a felony.

In August 2008, TPI entered into letter agreements with each of Ms. Koppy and Mr. Moore clarifying that the Merger is not an acquisition for purposes of triggering the change in control provisions contained in their respective employment offer letters.

In December 2008, TPI entered into a letter agreement with Mr. Moore with respect to compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated under such section, including the deferment of severance amounts.

The foregoing description of the terms and conditions of the Susan L. Koppy and Terrence O. Moore, offer letters and related matters set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of such documents attached hereto as Exhibits 10.19 and 10.20 which are incorporated by reference herein.

Bridge Financing Warrants

In March 2005, TPI issued to certain investors in a bridge loan financing of TPI warrants to purchase an aggregate of 668,986 shares of TPI Series C preferred stock. In connection with the Merger, these warrants were converted into warrants to purchase Transcept common stock at the same exchange rate used in connection with the exchange of outstanding shares of TPI capital stock. After such conversion, such warrants are exercisable for an aggregate of 94,554 shares of Transcept common stock.

The foregoing description of the bridge warrants does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, the form of which is attached hereto as Exhibit 4.2 which is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the descriptions of the Lease Agreement, Lease Amendment and LSA set forth under Item 1.01 above, which descriptions are hereby incorporated by reference under this Item 2.03.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or and Obligation under an Off-Balance Sheet Arrangement.

Reference is made to the description of the Merger set forth under Item 1.01 above under the heading “Background” and the description of the payment of principal and accrued interest under the LSA by Transcept under the heading “Loan and Security Agreement with Hercules,”which descriptions are hereby incorporated by reference under this Item 2.04. As described in such disclosures, Transcept repaid such principal and interest associated with the LSA on February 3, 2009.

Item 3.03.	Material Modification to Rights of Security Holders.

On February 4, 2009, the Board adopted a new a form of stock certificate representing its common stock on and after the effective time of the Merger. The form of stock certificate is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger and Reorganization, dated as of August 29, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

2.2(1)	Amendment to Agreement and Plan of Merger and Reorganization, dated as of December 23, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

4.1	Specimen Common Stock Certificate of Transcept.

4.2	Form of Preferred Stock Purchase Warrant issued to certain investors March 21, 2005.

4.3	Preferred Stock Purchase Warrant issued to Hercules Technology Growth Capital, Inc., dated as of April 13, 2006.

10.1	2002 Stock Option Plan of Transcept Pharmaceuticals, Inc., as amended.

10.2	Forms of Agreements under the 2002 Stock Option Plan.

10.3	Loan and Security Agreement, by and between Transcept Pharmaceuticals, Inc. and Hercules Technology Growth Capital, Inc., dated as of April 13, 2006.

10.4	Secured Promissory Note issued to Hercules Technology Growth Capital, Inc., dated as of May 31, 2006.

10.5	Lease, by and between Transcept Pharmaceuticals, Inc. and Point Richmond R&D Associates, L.P., dated as of February 22, 2006.

10.6	First Amendment to Lease, by and between Transcept Pharmaceuticals, Inc. and Point Richmond R&D Associates, L.P., dated as of June 27, 2007.

10.7*	Supply Agreement, by and between Transcept Pharmaceuticals, Inc. and Plantex USA, Inc., dated as of March 31, 2006.

10.8*	Letter Agreement, by and between Transcept Pharmaceuticals, Inc. and Plantex USA, Inc., dated as of August 6, 2008.

10.9*	Packaging and Supply Agreement, by and between Transcept Pharmaceuticals, Inc. and Anderson Packaging, Inc., dated as of September 14, 2006.

10.10*	Amendment to Packaging and Supply Agreement, by and between Transcept Pharmaceuticals, Inc. and Anderson Packaging, Inc., dated as of September 14, 2006.

10.11*	Manufacturing Services Agreement, by and between Transcept Pharmaceuticals, Inc. and Patheon Pharmaceuticals, Inc., dated as of October 6, 2006.

10.12*	Amendment #1 to Manufacturing Services Agreement, by and between Transcept Pharmaceuticals, Inc. and Patheon Pharmaceuticals, Inc., dated as of January 1, 2008.

10.13*	Supply and Sublicense Agreement, by and between Transcept Pharmaceuticals, Inc. and Mikart, Inc., dated as of January 22, 2008.

10.14*	Manufacturing and Supply Agreement, by and between Transcept Pharmaceuticals, Inc. and Mikart, Inc., dated as of August 21, 2008.

10.15*	Packaging and Supply Agreement, by and between Transcept Pharmaceuticals, Inc. and Sharp Corporation, dated as of June 16, 2008.

Exhibit No.	Description

10.16*	Supply and License Agreement, by and between Transcept Pharmaceuticals, Inc. and SPI Pharma, Inc., dated as of June 27, 2006.

10.17*	Amendment #1 to Supply and License Agreement, by and between Transcept Pharmaceuticals, Inc. and SPI Pharma, Inc., dated as of March 14, 2008.

10.18*	Supply Agreement, by and among Transcept Pharmaceuticals and SPI Pharma, Inc., dated as of July 23, 2007.

10.19	Offer Letter dated June 4, 2008, by and between Transcept Pharmaceuticals, Inc. and Susan L. Koppy, including Side Letter dated August 20, 2008.

10.20	Offer Letter dated April 15, 2008, by and between Transcept Pharmaceuticals, Inc. and Terrence Moore, including Side Letter dated August 20, 2008 and Side Letter dated December 23, 2008.

(1)	Incorporated by reference from the Registration Statement on Form S-4, Securities and Exchange Commission file number 333-153844, as declared effective on December 29, 2008.

*	Pursuant to a request for confidential treatment, portions of this exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: February 5, 2009

	By:	/s/ Thomas P. Soloway
		Name:	Thomas P. Soloway
		Title:	Senior Vice President, Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger and Reorganization, dated as of August 29, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

2.2(1)	Amendment to Agreement and Plan of Merger and Reorganization, dated as of December 23, 2008, by and among Novacea, Inc., Pivot Acquisition, Inc. and Transcept Pharmaceuticals, Inc.

4.1	Specimen Common Stock Certificate of Transcept.

4.2	Form of Preferred Stock Purchase Warrant issued to certain investors March 21, 2005.

4.3	Preferred Stock Purchase Warrant issued to Hercules Technology Growth Capital, Inc., dated as of April 13, 2006.

10.1	2002 Stock Option Plan of Transcept Pharmaceuticals, Inc., as amended.

10.2	Forms of Agreements under the 2002 Stock Option Plan.

10.3	Loan and Security Agreement, by and between Transcept Pharmaceuticals, Inc. and Hercules Technology Growth Capital, Inc., dated as of April 13, 2006.

10.4	Secured Promissory Note issued to Hercules Technology Growth Capital, Inc., dated as of May 31, 2006.

10.5	Lease, by and between Transcept Pharmaceuticals, Inc. and Point Richmond R&D Associates, L.P., dated as of February 22, 2006.

10.6	First Amendment to Lease, by and between Transcept Pharmaceuticals, Inc. and Point Richmond R&D Associates, L.P., dated as of June 27, 2007.

10.7*	Supply Agreement, by and between Transcept Pharmaceuticals, Inc. and Plantex USA, Inc., dated as of March 31, 2006.

10.8*	Letter Agreement, by and between Transcept Pharmaceuticals, Inc. and Plantex USA, Inc., dated as of August 6, 2008.

10.9*	Packaging and Supply Agreement, by and between Transcept Pharmaceuticals, Inc. and Anderson Packaging, Inc., dated as of September 14, 2006.

10.10*	Amendment to Packaging and Supply Agreement, by and between Transcept Pharmaceuticals, Inc. and Anderson Packaging, Inc., dated as of September 14, 2006.

10.11*	Manufacturing Services Agreement, by and between Transcept Pharmaceuticals, Inc. and Patheon Pharmaceuticals, Inc., dated as of October 6, 2006.

10.12*	Amendment #1 to Manufacturing Services Agreement, by and between Transcept Pharmaceuticals, Inc. and Patheon Pharmaceuticals, Inc., dated as of January 1, 2008.

10.13*	Supply and Sublicense Agreement, by and between Transcept Pharmaceuticals, Inc. and Mikart, Inc., dated as of January 22, 2008.

10.14*	Manufacturing and Supply Agreement, by and between Transcept Pharmaceuticals, Inc. and Mikart, Inc., dated as of August 21, 2008.

10.15*	Packaging and Supply Agreement, by and between Transcept Pharmaceuticals, Inc. and Sharp Corporation, dated as of June 16, 2008.

10.16*	Supply and License Agreement, by and between Transcept Pharmaceuticals, Inc. and SPI Pharma, Inc., dated as of June 27, 2006.

10.17*	Amendment #1 to Supply and License Agreement, by and between Transcept Pharmaceuticals, Inc. and SPI Pharma, Inc., dated as of March 14, 2008.

10.18*	Supply Agreement, by and among Transcept Pharmaceuticals and SPI Pharma, Inc., dated as of July 23, 2007.

Exhibit No.	Description

10.19	Offer Letter dated June 4, 2008, by and between Transcept Pharmaceuticals, Inc. and Susan L. Koppy, including Side Letter dated August 20, 2008.

10.20	Offer Letter dated April 15, 2008, by and between Transcept Pharmaceuticals, Inc. and Terrence Moore, including Side Letter dated August 20, 2008 and Side Letter dated December 23, 2008.

(1)	Incorporated by reference from the Registration Statement on Form S-4, Securities and Exchange Commission file number 333-153844, as declared effective on December 29, 2008.

*	Pursuant to a request for confidential treatment, portions of this exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.